SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES AND
EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material under Rule 14a-12

AEROSONIC CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant.)

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Notice Of Annual Meeting &
Proxy Statement / 2002

AEROSONIC CORPORATION
(A DELAWARE CORPORATION)

l2l2 North Hercules Avenue
Clearwater, Florida 33765

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:

The Annual Meeting of Shareholders (the “Meeting”) of AEROSONIC CORPORATION (the “Company”) will be held at the Clearwater Beach Hotel, 500 Mandalay Avenue, Clearwater Beach, Florida, on July 19, 2002, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes, which are discussed in the accompanying Proxy Statement:

1.	To elect a Board of seven (7) directors of the Company to hold office until their successors have been duly elected and qualified.

2.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The record date for determination of the shareholders entitled to vote at the annual meeting is May 22, 2002, at the close of business.

If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting.

If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.

By Order of the Board of Directors,
J. Mervyn Nabors
Chairman of the Board

May 24, 2002
Clearwater, Florida

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY STATEMENT

Annual Meeting of Shareholders
to be held July 19, 2002

AEROSONIC CORPORATION
l2l2 North Hercules Avenue
Clearwater, Florida 33765

GENERAL INFORMATION

A Notice of the Annual Meeting of Shareholders (the “Meeting”) of Aerosonic Corporation (the “Company”) is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement is first being sent to shareholders on or about May 30, 2002. A copy of the Company’s Annual Report to Shareholders for the fiscal year ended January 3l, 2002 is mailed herewith.

All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, and if discretionary authority is conferred by the shareholder, the shares will be voted FOR the nominated Directors. If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares will also be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holder. A stockholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

VOTING SECURITIES AND VOTING RIGHTS

Only holders of record of Common Stock, $.40 par value per share (the “Common Stock”), of the Company as of the close of business on May 22, 2002 are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,919,845 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.

ELECTION OF DIRECTORS

The Company’s By-Laws currently provide that its Board of Directors shall consist of not less than three nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so.

Seven directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

The following table sets forth certain information concerning the nominees for election. All of the nominees are currently directors of the Company. Unless otherwise indicated, each nominee has sole voting and investment power of the reported shares.

Name, Age and Year in which first Elected a Director	Business Experience	Number and Percentage of Shares of Common Stock Beneficially Owned
J. Mervyn Nabors 58 (1995)	Mr. Nabors is Chief Executive Officer and President of American Instrument Company. Mr. Nabors is a member of the Board of Directors of four privately held companies. He was employed by Aerosonic from 1962 to 1984. In April of 1996, Mr. Nabors was elected as Chairman of the Board, Chief Executive Officer and President of Aerosonic Corporation	1,242,000	31.7%

Name, Age and Year in which first Elected a Director	Business Experience	Number and Percentage of Shares of Common Stock Beneficially Owned

David A. Baldini 52 (1995)	Mr. Baldini was with Teledyne Industries, Inc. from 1974 through 1993. He was President of Teledyne Avionics from 1990 and retained that position since Teledyne Avionics was acquired in 1993 and became Avionics Specialties, Inc. Mr. Baldini’s management and operations experience with Teledyne included the development and manufacture of precision components and instruments in the aerospace, ground transportation and industrial markets. Mr. Baldini has a B.S. degree in economics from Hampten-Sydney College.	19,321.5%

Eric J. McCracken 36 (1996)	Mr. McCracken served in the United States Air Force from 1984 to 1990 as an aircraft weapons systems instructor and technician. He was a Vice President of Corporate Banking for Barnett Bank, N.A. from 1991 to 1996. Mr. McCracken has been a member of the Board of Directors since November 1996 and currently serves as Executive Vice President and Chief Financial Officer of Aerosonic. Mr. McCracken has a B.A. degree in business administration from St. Leo University.	7,500.2%

P. Mark Perkins 45 (1997)	Mr. Perkins has over 17 years of experience in various segments of the aviation industry. In July 1997, Mr. Perkins was elected to the Board of Directors of Aerosonic Corporation while serving as Vice President of Marketing for Gulf Aerospace, Inc. Mr. Perkins was elected Executive Vice President of Sales and Marketing for Aerosonic Corporation in January 1998 and currently serves in that capacity.	10,000.3%

William C. Parker 69 (1995)	Mr. Parker was employed by Aerosonic Corporation for over 34 years. He started as an instrument assembler, became Production Manager for the Boeing project, Production Manager of Assembly, Production Manager of the Machine Shop, Vice President of Production, Vice President of Purchasing, Vice President of Marketing and President until his retirement in August of 1997.	31,539.8%

Name, Age and Year in which first Elected a Director	Business Experience	Number and Percentage of Shares of Common Stock Beneficially Owned

Daniel J. Garwacki 58 (2001)	Mr. Garwacki was employed by the Internal Revenue Service, and during 1998, formed his own CPA firm. In 1965, Mr. Garwacki received his B.S. in business administration from American International College in Massachusetts. Currently, Mr. Garwacki performs accounting, tax and consulting services for a variety of businesses. Mr. Garwacki has been a CPA since 1980 and is a member of both the American Institute of CPA’s and the Florida Institute of CPA’s.	—	—

A. Todd Beard 41 (2001)	Mr. Beard currently is a Senior Vice President for First Commercial Bank of Birmingham, Alabama. He has been employed by FCB since 1988. In 1984, Mr. Beard received his B.S. in Commerce and Business Administration while concentrating in Banking with interests in Corporate Finance and Investment Management.	—	—

All directors and officers as a group (7 persons) as of May 22, 2002 1,310,360            33%

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees:

The Board of Directors has an Audit Committee consisting of three directors and a Compensation Committee consisting of two directors. The Board of Directors does not have a Nominating Committee.

The members of the Audit Committee are Mr. Beard, Mr. Parker and Mr. Garwacki. The functions of this committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by the independent auditors; and recommending selection of the independent auditors.

The members of the Compensation Committee are Mr. Parker and Mr. Beard. The committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation.

Meetings:

During the fiscal year ended January 31, 2002, the Board of Directors met five times, the Audit Committee met once, and the Compensation Committee met twice. Each existing director attended all meetings of the Board of Directors and committees of the Board on which they served.

DIRECTORS’ COMPENSATION

Compensation for non-officer directors is $2,000.00 per board meeting plus reimbursement for travel and expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of May 22, 2002, regarding owners of 5% or more of the Company’s Common Stock:

Name & Address	Number of Shares Owned	Percent of Shares Owned
J. Mervyn Nabors	l,242,000	31.7%
271 Bayside Drive
Clearwater Beach, Florida 33767

Miriam Frank	321,763	8.0%
1771 Oak Creek Drive
Dunedin, Florida 34698

EXECUTIVE OFFICER COMPENSATION

The following table sets forth information with respect to all cash compensation paid or accrued by the Company during the fiscal year ended January 31, 2002 to the Company’s chief executive officer and each other executive officer of the Company as to whom total cash compensation exceeded $100,000:

Summary Compensation Table*

(a) Name and Principal Position	(b) Year	Annual Compensation (c) Salary

J. Mervyn Nabors President and Chief Executive Officer	2002 2001 2000	$319,261 $220,028 $193,785

David A. Baldini Executive Vice President	2002 2001 2000	$205,576 $160,201 $136,117

P. Mark Perkins Executive Vice President Sales and Marketing	2002 2001 2000	$163,859 $128,604 $134,209

Eric J. McCracken Executive Vice President Chief Financial Officer	2002 2001 2000	$160,414 $124,079 $109,790

Carm Russo Executive Vice President Production	2002 2001	$159,400 $105,222

*
Columns (d) through (i) have been eliminated from the table because there was no other type of compensation awarded to the named executive for any year covered by the table. Since no options were granted to the named executive, the option tables are not applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreements

Aerosonic Corporation’s board of directors has approved employment agreements between the Company and five of its executive officers, J. Mervyn Nabors, David Baldini, Mark Perkins, Eric McCracken and Carm Russo. The work agreements became effective at various times from August 31, 1996 to February 5, 1998, each for a three-year period of time which is automatically renewed after the three-year period. The agreements require certain minimum performance standards in exchange for a minimum base annual salary of $175,000 for Mr. Nabors, $110,000 for Mr. Baldini, $110,000 for Mr. Perkins and $85,000 each for Mr. McCracken and Mr. Russo.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers, L.L.P. were auditors for the year ended January 31, 2002 upon recommendation by the Audit Committee of the Board of Directors, and have been selected as auditors for the year ending January 31, 2003. A representative of PricewaterhouseCoopers, L.L.P. is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

PROPOSALS OF SECURITY HOLDERS

Proposals of security holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in July, 2003, in order to be included in the Company’s proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than November 15, 2002. Proposals must comply with RULE 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Commission Act of 1934, as amended.

VOTE REQUIRED

A majority of the Company’s outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under Delaware law, the affirmative vote of the holders of a plurality of the shares of Common Stock voted at the Meeting is required to elect each director. As such, the seven nominees receiving the greatest number of votes cast at the Meeting will be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast.

All of the directors and officers of the Company have indicated that they will cause all shares of Common Stock beneficially owned by them (excluding Common Stock which they have the right to acquire upon the exercise of currently exercisable stock options) to be voted in favor of the election as a director of each nominee named herein. Such persons beneficially own, in the aggregate, 33% of the shares of Common Stock eligible to vote at the Meeting.

OTHER MATTERS

The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

By Order of the Board of Directors,
J. Mervyn Nabors
Chairman of the Board

May 24, 2002
Clearwater, Florida